Exhibit 99.1

How tomorrow moves
CSX Corporation Discussion Materials

Forward-Looking Disclosure
This presentation and other statements by the company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate,” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.
Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

Agenda    Executive Summary   Safety and Service Performance   Financial Performance   Capital Spending   Appendix: Expense Measures   GAAP Reconciliation to Non-GAAP Measures

Executive Summary

CSX leads 89% of S&P 500 in stock performance   S&P 500 Stock Performance   3-year Performance   Top 51 247%   52 CSX 145%   53-100 112%   101-200 72%   201-300 35%   301-400 11%
401-500 (22%)   Note: October 2004 – October 2007

Stock performance for 1, 3 and 5-years    1-year  3-year  5-year    Return Rank Return Rank Return Rank   CSX 26% 2 145% 1 224% 3   NS (2%) 5 52% 5 156% 4   BNSF 12% 4 108% 2 239% 2   UP 41% 1 103% 4 117% 5   CN 18% 3 107% 3 294% 1  Note:  Stock performance, or returns, versus October 31, 2007 share price, adjusted for splits

CSX continues strong turnaround momentum…   Financial Measures Service Safety   Improvement versus 2004   Key Measures  CSX ’07 Ranking CSX NS BNSF UP CN   Personal Injuries 2 1 3 4 2   Train Accidents 2 1 2 4 3   Velocity 4 1 4 2 3   Dwell 2 1 4 2 3   Operating Income 5 2 5 3 1 4   Operating Ratio 4 1 (tied) 3 (tied) 5 1 (tied) 3 (tied)    EPS 5 1 5 3 2 4   Expense/Unit 4 4 (tied) 4 (tied) 3 2 1   Expense/KRTM 4 2 5 3 4 1   Note:  CN not comparable on FRA and AAR-reported statistics (safety & service).  CSX '07 Ranking is YTD August for safety and Q3 for service, while financial measures use rolling twelve months of data through September.

…and with more to come    2007-2010 Guidance   Operating Income* 10% – 12%   Earnings Per Share* 15% – 17%   Free Cash Flow Before Dividends $800M – $1B in 2010   Operating Ratio Mid-low 70’s   ROIC Exceed COC   Note:  Operating income and earnings per share reflect four-year CAGR’s

Safety and Service Performance

Safety improvement since ‘04  FRA Personal Injury Frequency YTD August 2007   CSX Most Improved Since ‘04   CSX 1.14 51% better NS 1.12 BNSF 1.73 UP 1.75   Note: Injuries per 200,000 man hours   FRA Train Accident Frequency YTD August 2007   CSX Most Improved Since ‘04   CSX 2.67 45% better NS 2.16 BNSF 2.95 UP 3.66   Note: Train Accidents per million train miles

Service improvement since ‘04   AAR Velocity Q3 2007   CSX Most Improved Since ‘04   CSX 21.4 6% Better NS 22.0 BNSF 22.9 UP 21.5   AAR Dwell Q3 2007   CSX Most Improved Since ‘04   CSX 21.4 24% Better NS 21.3 BNSF 24.6 UP 25.2

Financial Performance

CSX View: Financial Performance   Financial Performance   Operating Income Operating Ratio EPS   Free Cash Flow ROIC   Volume Revenue per Unit Expense

Operating Income versus ‘04   Operating Income Adjusted for non-recurring items   FY 2004 Operating Income Rolling 12 mos. Operating Income  Percent Change Ranking versus peers
in millions CSX $1,064 $2,101 97% 2   NS $1,702 $2,513 48% 5   BNSF $2,151 $3,559 65% 3    UP $1,542 $3,321 115% 1    CN $1,669 $2,614 57% 4   Note: See GAAP reconciliation to CSX Surface Transportation Operating Income; Peer comparisons based on First Call data

Operating Ratio versus ’04   Operating Ratio   Adjusted for non-recurring items   FY 2004 Operating Ratio      Rolling 12 mos. Operating RatioChange   (in pts)     Ranking versus peers
CSX    86.8%      78.7%    8.1     1 (tied)   NS    76.7%       73.0%      3.7     3 (tied)     BNSF     80.3%    76.9%     3.4     5  UP     87.4%      79.3%     8.1    1 (tied)   CN      66.9%    63.2%      3.7   3 (tied)     Note: See GAAP reconciliation to CSX Surface Transportation Operating Ratio; Peer comparisons based on First Call data

EPS versus ’04   Earnings Per Share   Adjusted for non-recurring items    2004 EPS     Rolling 12 months EPS    % Improvement     Ranking relative to peers     CSX    $ 1.00     $2.45       145%        1     NS        $ 2.18        $ 3.66       68%       5     BNSF     $ 2.87   $ 5.20   80%    3   UP       $ 2.88       $ 6.84     138%      2   CN     $ 1.67   $3.08     84%    4
Note: See GAAP reconciliation to EPS; Peer comparisons based on First Call data

CSX Free Cash Flow before dividends     $547M      $1,123M      $506M      $350M     $800M-$1B      $606M     2004      2005      2006      2007E      2010 Guidance
Net proceeds from divestitures and debt repurchase expense     Note: See GAAP reconciliation to Free Cash Flow

CSX Return on Invested Capital Improving   ROIC   7.4%      8.7%  Exceed COC
2005    2006      2007     2008      2009      2010      •CSX, like all major industries, measures aggregate internal returns on historical cost    •Returns approaching cost of capital in 2007
•All future investments are based on returns on replacement costs

Capital Spending

CSX Capital Planning Process   Capital Requests   Submitted   •Bottoms-up requests   •Fact-based approach   Prioritize   Capital Needs   •Cross-functional team   •Safety and reliability
2007-2010   Capital Plan   Align with   Stakeholders    •Shareholders   •Regulatory and public   Evaluate   Project Returns   •Demonstrate returns    •Earn right to spend

Capital spend versus peers—per Dollar of Revenue   CSX      NS       BNSF      UP    Note:  BNSF and UP capital spend include estimated impact of locomotive leases. CSX excludes non-transportation    and Katrina related capital spending.

Capital spend versus peers—per KGTM    CSX     NS        BNSF        UP     Note:  BNSF and UP capital spend include estimated impact of locomotive leases. CSX excludes non-transportation and Katrina related capital spending.

Appendix: Expense Measures

Expense per unit: 2004-2007 YTD September   Expense (less fuel) per Unit   CSX      NS     BNSF     UP   CN    Rolling 12 mos. CAGR vs. ’04: % IncreaseRanking vs peers   CSX   3.6%    4 (tied)    NS    3.6%    4 (tied)   BNSF   3.5%    3  UP   2.6%    2   CN     1.0%    1     •Traffic mix and length of haul can significantly impact the expense per unit measure     Note: CN results reported in Canadian dollars

Expense per RTM: 2004-2007 YTD September   Expense (less fuel) per KRTM   CSXNS   BNSF   UP   CN   Rolling 12 mos. CAGR vs. ’04:    % Increase   Ranking vs peers   CSX   1.3%   2   NS   4.7%   5   BNSF   1.9%   3   UP    2.8%   4   CN   0.1%   1   Note: KRTM = Thousand Revenue Ton Miles; CN results reported in Canadian dollars

GAAP Reconciliation Disclosure
CSX reports its financial results in accordance with generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used to manage the Company’s business that fall within the meaning of Regulation G (Disclosure of Non-GAAP Financial Measures) by the Securities and Exchange Commission may provide users of the financial information with additional meaningful comparisons to prior reported results.
In certain information that is publicly available, CSX has provided non-GAAP financial measures.  This information is provided because the Company’s management evaluates its business and makes certain operating decisions (e.g., budgeting, forecasting, employee compensation, asset management and resource allocation) using these non-GAAP measures.
Likewise, this information facilitates comparisons to financial results that are directly associated with ongoing business operations as well as provides comparable historical information.  Lastly, earnings forecasts prepared by stock analysts and other third parties generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to CSX’s ongoing operations.  A reconciliation between GAAP and the non-GAAP measure is provided.  These non-GAAP measures should not be considered a substitute for GAAP measures.  Additionally, CSX’s definitions may not be comparable with non-GAAP financial measures used by other companies.
These slides should be read in conjunction with the audited financial statements and the notes included in CSX's most recent Annual Report on Form 10-K, prior Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K.

GAAP Reconciliation to Comparable Operating Income and EPS   Dollars in millions, except per share amounts   2004   Rolling 12 months 2007*   Surface Transportation Operating Revenue   $ 8,040   $ 9,849   Surface Transportation Operating Expense   7,047   7,702   Surface Transportation Operating Income   $    993   $ 2,147   Less Gain on Insurance Recoveries   -   (46)   Plus Management Restructuring   71   -   Comparable Surface Transportation Operating Income$ 1,064    $ 2,101   Comparable Surface Transportation Operating Ratio   86.8%   78.7%   Earnings Per Share From Continuing Operations   $ .94   $ 2.65   Less Gain on Insurance Recoveries After Tax   -   (.06)   Plus Management Restructuring   .10   -   Less Gain on Conrail Property After Tax   (.04)   (.06)   Less Income Tax Benefits   -   (.08)Comparable Earnings Per Share From Continuing Operations      $ 1.00   $ 2.45
*includes comparable Q4 2006 plus comparable YTD September 2007

GAAP reconciliation to free cash flow
Dollars in Millions   2004   2005   2006   Net Cash Provided by Operating Activities   $1,446   $1,110   $2,058   Property Additions   (1,030)   (1,136)   (1,639)   Other Investing Activities   37   69   151   Proceeds From Sale   -   998   -   Other Deposits   (21)   (21)   (68)   Conrail Free Cash Flow   115   103   4   Free Cash Flow   $ 547   $1,123   $ 506   Note: The above table reconciles cash provided by operating activities (GAAP measure) to free cash flow (non-GAAP measure).  Historically, CSX had included dividends paid to shareholders in its calculation of free cash flow.  In the table above and going forward, CSX will calculate free cash flow before dividends paid to shareholders as dividends do not directly impact CSX’s ability to generate cash without incurring additional external financing.